Accounts Receivable, Net - Summary of Allowance for doubtful accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Balance, beginning of period	$ 1,312	$ 1,270
Increase in provision	3,763	1,726
Write-offs, net of recoveries	(2,421)	(1,672)
Foreign currency translation adjustments	(168)	(12)
Balance, end of period	$ 2,486	$ 1,312